Income taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income taxes
Income taxes
The provision for income taxes included the following (in millions):

	Years ended December 31,
	2015	2014	2013
Current provision:
Federal	$1,129	$251	$54
State	40	58	26
Foreign	272	194	191
Total current provision	1,441	503	271
Deferred (benefit) provision:
Federal	(290)	(22)	(86)
State	(78)	(4)	19
Foreign	(34)	(50)	(20)
Total deferred benefit	(402)	(76)	(87)
Total provision	$1,039	$427	$184

Deferred income taxes reflect the tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes, tax credit carryforwards and the tax effects of net operating loss (NOL) carryforwards.
Significant components of our deferred tax assets and liabilities were as follows (in millions):

	December 31,
	2015	2014
Deferred income tax assets:
NOL and credit carryforwards	$620	$588
Expense accruals	706	730
Expenses capitalized for tax	199	221
Stock-based compensation	179	206
Undistributed earnings of foreign subsidiaries	144	13
Other	161	178
Total deferred income tax assets	2,009	1,936
Valuation allowance	(327)	(336)
Net deferred income tax assets	1,682	1,600

Deferred income tax liabilities:
Acquired intangibles	(3,633)	(4,089)
Other	(227)	(232)
Total deferred income tax liabilities	(3,860)	(4,321)
Total deferred income taxes, net	$(2,178)	$(2,721)

Valuation allowances are provided to reduce the amounts of our deferred tax assets to an amount that is more likely than not to be realized based on an assessment of positive and negative evidence, including estimates of future taxable income necessary to realize future deductible amounts.
The valuation allowance for deferred tax assets decreased by $9 million and increased by $22 million in 2015 and 2014, respectively. The decrease in 2015 was due primarily to the release of valuation allowances against U.S. and foreign deferred tax assets due to the existence of sufficient taxable temporary differences that enable the use of the tax benefit of existing deferred tax assets. The increase in 2014 was due primarily to valuation allowances established as part of acquisitions and the Company’s expectation that some state NOLs and R&D credits will not be utilized.
At December 31, 2015, we had $32 million of federal tax credit carryforwards available to reduce future federal income taxes and have provided no valuation allowance for those federal tax credit carryforwards. The federal tax credit carryforwards expire between 2026 and 2034. We had $330 million of state tax credit carryforwards available to reduce future state income taxes and have provided a valuation allowance for $241 million of those state tax credit carryforwards. All of the state tax credit carryforwards have no expiry.
At December 31, 2015, we had $132 million of NOL carryforwards available to reduce future federal income taxes and have provided a valuation allowance for $6 million of those federal NOL carryforwards. The federal NOL carryforwards, for which no valuation allowance has been provided, expire between 2020 and 2034. We had $580 million of NOL carryforwards available to reduce future state income taxes and have provided a valuation allowance for $499 million of those state NOL carryforwards. The state NOLs for which no valuation allowance has been provided expire between 2016 and 2035. We had $1.7 billion of NOL carryforwards available to reduce future foreign income taxes and have provided a valuation allowance for $750 million of those foreign NOL carryforwards. $241 million of the foreign NOLs for which no valuation allowance has been provided have no expiry; the remaining NOLs for which no valuation allowance has been provided will expire between 2016 and 2025.
The reconciliations of the total gross amounts of UTBs (excluding interest, penalties, foreign tax credits and the federal tax benefit of state taxes related to UTBs) were as follows (in millions):

	During the years ended December 31,
	2015	2014	2013
Balance at beginning of year	$1,772	$1,415	$1,200
Additions based on tax positions related to the current year	413	379	335
Additions based on tax positions related to prior years	9	37	96
Reductions for tax positions of prior years	(32)	(45)	(192)
Reductions for expiration of statute of limitations	—	(12)	—
Settlements	(48)	(2)	(24)
Balance at end of year	$2,114	$1,772	$1,415

Substantially all of the UTBs as of December 31, 2015, if recognized, would affect our effective tax rate. During the year ended December 31, 2015, we settled various examinations with state tax authorities for prior tax years. During the year ended December 31, 2013, we settled our examination with the Internal Revenue Service (IRS) for the years ended December 31, 2007, 2008 and 2009. As a result of these developments, we remeasured our UTBs accordingly.
Interest and penalties related to UTBs are included in our provision for income taxes. During 2015, 2014 and 2013, we accrued approximately $17 million, $35 million and $32 million, respectively, of interest and penalties through the income tax provision in the Consolidated Statements of Income. At December 31, 2015 and 2014, accrued interest and penalties associated with UTBs totaled approximately $151 million and $134 million, respectively.
The reconciliations between the federal statutory tax rate applied to income before income taxes and our effective tax rate were as follows:

	Years ended December 31,
	2015	2014	2013
Federal statutory tax rate	35.0%	35.0%	35.0%
Foreign earnings, including earnings invested indefinitely	(18.1)%	(22.4)%	(21.3)%
Credits, Puerto Rico Excise Tax	(2.5)%	(4.4)%	(4.7)%
Credits, primarily federal R&D	(1.4)%	(1.5)%	(3.0)%
State taxes	0.1%	0.7%	0.8%
Audit settlements (federal, state, foreign)	(0.5)%	—%	(3.7)%
Other, net	0.4%	0.2%	0.4%
Effective tax rate	13.0%	7.6%	3.5%

The effective tax rates for the years ended December 31, 2015, 2014 and 2013, are different from the federal statutory rates primarily as a result of indefinitely invested earnings of our foreign operations. We do not provide for U.S. income taxes on undistributed earnings of our foreign operations that are intended to be invested indefinitely outside the United States. Substantially all of the benefit from foreign earnings on our effective tax rate results from foreign income associated with the Company’s operation conducted in Puerto Rico that is subject to a tax incentive grant that expires in 2020. At December 31, 2015, the cumulative amount of these earnings was approximately $32.6 billion. If these earnings were repatriated to the United States, we would be required to accrue and pay approximately $11.4 billion of additional income taxes based on the current tax rates in effect.
Our total foreign income before income taxes was approximately $4.4 billion, $4.1 billion and $3.7 billion for the years ended December 31, 2015, 2014 and 2013, respectively.
Puerto Rico imposes an excise tax on the gross intercompany purchase price of goods and services from our manufacturer in Puerto Rico. The rate was 2.75% in the first half of 2013 and 4.0% effective July 1, 2013 through December 31, 2017. We account for the excise tax as a manufacturing cost that is capitalized in inventory and expensed in cost of sales when the related products are sold. For U.S. income tax purposes, the excise tax results in foreign tax credits that are generally recognized in our provision for income taxes when the excise tax is incurred.
Because the American Taxpayer Relief Act of 2012 was not enacted until 2013, certain provisions of the Act benefiting the Company’s 2012 federal taxes, including the retroactive extension of the R&D tax credit for 2012, were not recognized in the Company’s 2012 financial results and instead are reflected in the Company’s 2013 financial results. The tax benefit of the retroactive extension of the 2012 R&D tax credit that was recognized in 2013 was $70 million.
Income taxes paid during the years ended December 31, 2015, 2014 and 2013, totaled $919 million, $269 million and $321 million, respectively.
One or more of our legal entities file income tax returns in the U.S. federal jurisdiction, various U.S. state jurisdictions and certain foreign jurisdictions. Our income tax returns are routinely audited by the tax authorities in those jurisdictions. Significant disputes may arise with these tax authorities involving issues of the timing and amount of deductions, the use of tax credits and allocations of income among various tax jurisdictions because of differing interpretations of tax laws and regulations. We are no longer subject to U.S. federal income tax examinations for tax years ended on or before December 31, 2009, or to California state income tax examinations for tax years ended on or before December 31, 2008. We are currently under audit by the IRS for tax years ended December 31, 2010, 2011 and 2012.